UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2023
AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Iowa	001-31911	42-1447959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6000 Westown Parkway
West Des Moines, IA 50266
(Address of principal executive offices and zip code)
(515) 221-0002
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1	AEL	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.95% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A	AELPRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.625% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series B	AELPRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 3, 2023, the Board of Directors (the “Board”) of American Equity Investment Life Holding Company (the “Company”) elected Michael E. Hayes to the Board of Directors for an initial term expiring at the 2023 annual shareholder meeting, at which time he will stand for re-election. The Board determined that Mr. Hayes qualifies as an independent director under New York Stock Exchange rules. The Board will determine any of Mr. Hayes' committee assignments at a later time.

Mr. Hayes served in the U.S. Navy for 20 years, including over two years commanding a SEAL team. He earned numerous medals and other commendations during his service, including the Bronze Star for valor in combat in Iraq, the Bronze Star for his service in Afghanistan, and the Defense Superior Service Medal, and served as Director of Defense Policy and Strategy at the National Security Council and as a White House Fellow. Following his retirement from the Navy, Mr. Hayes served investment firm Bridgewater Associates (including as chief operating officer) from July 2013 to January 2017. He served as senior vice president and head of strategic operations at technology services firm Cognizant Technology Solutions Corp. from January 2017 to October 2020, where he had profit-and-loss responsibility for services to global financial services clients. In October 2020, Mr. Hayes became chief operating officer of software company VMware, Inc.

Mr. Hayes will participate in the Company’s standard non-management director compensation arrangements. The Company pays non-management directors cash fees of $25,000 per quarter and an annual restricted stock grant with a value of approximately $140,000. Directors earn fees on a pro-rata basis in connection with the beginning of their service.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Date: April 4, 2023	By:	/s/ Mark A. Schuman
Mark A. Schuman
Vice President and Associate General Counsel, Securities and Corporate Governance, and Assistant Secretary